                                                                   EXHIBIT 25.1

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ---------------

                                    FORM T-1

           STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

             CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
                     TRUSTEE PURSUANT TO SECTION 305(b)(2)

                                ---------------

                       U.S. TRUST COMPANY OF TEXAS, N.A.
              (Exact name of trustee as specified in its charter)

                                                               75-2353745
(State of incorporation                                     (I.R.S. employer
 if not a national bank)                                   identification no.)

 2001 Ross Avenue, Suite 2700                                   75201-2936
      Dallas, Texas                                             (Zip code)
  (Address of trustee's
principal executive offices)

                               Compliance Officer
                       U.S. Trust Company of Texas, N.A.
                          2001 Ross Avenue, Suite 2700
                            Dallas, Texas 75201-2936
                                 (214) 754-1200
           (Name, address and telephone number of agent for service)

                                ---------------

                             Noble Affiliates, Inc.
              (Exact name of obligor as specified in its charter)

         Delaware                                              73-0785597
(State or other jurisdiction of                             (I.R.S. employer
 incorporation or organization)                            identification no.)

          110 West Broadway
          Ardmore, Oklahoma                                        73401
(Address of principal executive offices)                         (Zip code)

                                ---------------


                             Senior Debt Securities

===============================================================================

                                    GENERAL

1.  General Information.

    Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

                Federal Reserve Bank of Dallas (11th District), Dallas, Texas
                   (Board of Governors of the Federal Reserve System)
                Federal Deposit Insurance Corporation, Dallas, Texas
                The Office of the Comptroller of the Currency, Dallas, Texas

    (b)  Whether it is authorized to exercise corporate trust powers.

                The Trustee is authorized to exercise corporate trust powers.

2.  Affiliations with Obligor and Underwriters.

    If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

    None.

3.  Voting Securities of the Trustee.

    Furnish the following information as to each class of voting securities of the Trustee:

As of July 6, 1999

-------------------------------------------------------------------------------

          Col A.                                              Col B.
-------------------------------------------------------------------------------

      Title of Class                                    Amount Outstanding
-------------------------------------------------------------------------------

Capital Stock - par value $100 per share                  5,000 shares

4.  Trusteeships under Other Indentures.

    7.25% Notes due October 15, 2023
    8.0% Senior Notes due 2027
    7.25% senior Debentures due 2097

5. Interlocking Directorates and Similar Relationships with the Obligor or Underwriters.

    Not Applicable

6.  Voting Securities of the Trustee Owned by the Obligor or its Officials.

    Not Applicable

7.  Voting Securities of the Trustee Owned by Underwriters or their Officials.

    Not Applicable

8.  Securities of the Obligor Owned or Held by the Trustee.

    Not Applicable

9.  Securities of Underwriters Owned or Held by the Trustee.

    Not Applicable

10. Ownership or Holdings by the Trustee of Voting Securities of Certain Affiliates or Security Holders of the Obligor.

    Not Applicable

11. Ownership or Holdings by the Trustee of any Securities of a Person Owning 50 Percent or More of the Voting Securities of the Obligor.

    Not Applicable

12. Indebtedness of the Obligor to the Trustee.

    Not Applicable

13. Defaults by the Obligor.

    Not Applicable

14. Affiliations with the Underwriters.

    Not Applicable

15. Foreign Trustee.

    Not Applicable

16. List of Exhibits.

    T-1.1  -   A copy of the Articles of Association of U.S. Trust Company of
               Texas, N.A.; incorporated herein by reference to Exhibit T-1.1 filed with Form T-1 Statement, Registration No. 22-21897.

16. (con't.)

    T-1.2  -   A copy of the certificate of authority of U.S. Trust Company of
               Texas, N.A. to commence business; incorporated herein by reference to Exhibit T-1.2 filed with Form T-1 Statement,
               Registration No. 22-21897.

    T-1.3  -   A copy of the authorization of U.S. Trust Company of Texas, N.A.
               to exercise corporate trust powers; incorporated herein by reference to Exhibit T-1.3 filed with Form T-1 Statement,
               Registration No. 22-21897.

    T-1.4  -   A copy of the By-laws of the U.S. Trust Company of Texas, N.A., as amended to date; incorporated herein by reference to Exhibit
               T-1.4 filed with Form T-1 Statement, Registration No. 22-21897.

    T-1.6  -   The consent of the Trustee required by Section 321(b) of the
               Trust Indenture Act of 1939.

    T-1.7  -   A copy of the latest report of condition of the Trustee
               published pursuant to law or the requirements of its supervising or examining authority.


                                      NOTE

As of July 6, 1999, the Trustee had 5,000 shares of Capital Stock outstanding, all of which are owned by U.S. T.L.P.O. Corp. As of July 6, 1999, U.S. T.L.P.O. Corp. had 35 shares of Capital Stock outstanding, all of which are owned by U.S. Trust Corporation. U.S. Trust Corporation had outstanding 18,433,136.00 shares of $1 par value Common Stock as of July 6, 1999.

The term "Trustee" in Items 2, 5, 6, 7, 8, 9, 10 and 11 refers to each of U.S Trust Company of Texas, N.A., U.S. T.L.P.O. Corp. and U.S. Trust Corporation.

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all the facts on which to base responsive answers to Items 2, 5, 6, 7, 9, 10 and 11, the answers to said Items are based upon incomplete information. Items 2, 5, 6, 7, 9, 10 and 11 may, however, be considered correct unless amended by an amendment to this Form T-1.

In answering any items in this Statement of Eligibility and Qualification which relates to matters peculiarly within the knowledge of the obligors or their directors or officers, or an underwriter for the obligors, the Trustee has relied upon information furnished to it by the obligors and will rely on information to be furnished by the obligors or such underwriter, and the Trustee disclaims responsibility for the accuracy or completeness of such information.


                                ---------------

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, U.S Trust Company of Texas, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas on the 6th day of July, 1999.

                                        U.S. Trust Company of Texas, N.A.,
                                        Trustee



                                        By:  /s/ BILL BARBER
                                            -------------------------------
                                                  Bill Barber
                                                  Vice President

                                                                  Exhibit T-1.6



CONSENT OF TRUSTEE

Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 as amended in connection with the proposed issue of Noble Affiliates, Inc. Senior Debt Securities, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                                        U.S. Trust Company of Texas, N.A.,
                                        Trustee



                                        By: /s/ BILL BARBER
                                            -------------------------------
                                                  Bill Barber
                                                  Vice President

                                                                                        OMB NUMBER:  7100-003
                                                                                        FEDERAL DEPOSIT INSURANCE CORPORATION
                                                                                        OMB NUMBER:  3064-005
                                                                                        OFFICE OF THE COMPTROLLER OF THE CURRENCY
                                                                                        EXPIRES MARCH 31, 2001

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         -----
                                                                                                                           1
                                                                                                                         -----

                                                                                        PLEASE REFER TO PAGE 1,
                                                                                        TABLE OF CONTENTS, FOR
                                                                                        THE REQUIRED DISCLOSURE
                                                                                        OF ESTIMATED BURDEN.
----------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS OF
$100 MILLION OR MORE BUT LESS THAN $300 MILLION - FFIEC 033

REPORT AT THE CLOSE OF BUSINESS                                                            19990331
                                                                                           --------
                                                                                          (RCRI 9999)

This report is required by law:  12 U.S.C. Section 324 (State          This report form is to be filed by banks with domestic
member banks); 12 U.S.C. Section 1817 (State nonmember banks);         offices only.  Banks with foreign offices (as defined in
and 12 U.S.C. Section 161 (National banks).                            the instructions) must file FFIEC 031.
----------------------------------------------------------------------------------------------------------------------------------

NOTE:  The Reports of Condition and Income must be signed              The Reports of Condition and Income are to be prepared in
by an authorized officer and the Report of Condition must be           Accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for State        nonmember banks
and three directors for State member and national Banks.


                                                                       We, the undersigned directors (trustees), attest to the
                                                                       correctness of the Report of Condition (including the
I, Alfred B. Childs, Managing Director                                 supporting schedules) for this report date and declare that
-------------------------------------------------------------------    it has been examined by us and to the best of our knowledge
Name and Title of Officer Authorized to Sign Report                    and belief has been prepared in conformance with the
                                                                       instructions issued by the appropriate Federal regulatory
Of the named bank do hereby declare that the Reports of Condition and  authority and is trust and correct.
Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued y the appropriate Federal regulatory authority and are true to the best
of my knowledge.                                                       /s/ Stuart M. Pearman
                                                                       -----------------------------------------------------------
                                                                       Director (Trustee)

/s/ Alfred B. Childs                                                   /s/ J. T. More, Jr.
-------------------------------------------------------------------    -----------------------------------------------------------
Signature of Officer Authorized to Sign Report                         Director (Trustee)

April 21, 1999                                                         /s/ Arthur White
-------------------------------------------------------------------    -----------------------------------------------------------
Date of Signature                                                      Director (Trustee)

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SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income             (if other than EDS) must transmit the bank's computer
either:                                                                data file to EDS.

(a)   in electronic form and then file the computer data file          For electronic filing assistance, contact EDS Call Report
      directly with the banking agencies' collection agent,            Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
      Electronic Data Systems Corporation (EDS), by modem or on        telephone (800) 255-1571.
      computer diskette; or
                                                                       To fulfill the signature and attestation requirement for the
(b)   in hard-copy (paper) form and arrange for another party to       Reports of Condition and Income for this report date, attach
      convert the paper report to electronic form. That party          this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the
                                                                       completed report that the bank places in its files.

----------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number:           33217                               U.S. TRUST COMPANY OF TEXAS, N.A.
                                   -----                               -----------------------------------------------------------
                                (RCRI 9050)                            Legal Title of Bank (TEXT 9010)

                                                                       DALLAS
                                                                       -----------------------------------------------------------
                                                                       City (TEXT 9130)

                                                                       TX                                     75201
                                                                       -----------------------------------------------------------
                                                                       State Abbrev. (TEXT 9200)              Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

U.S. TRUST COMPANY OF TEXAS, N.A.           Call Date: 3/31/99                          State #: 48-6797                 FFIEC 033
2001 ROSS AVENUE, SUITE 2700                Vendor ID: D                                Cert #: 33217                      RC-1
DALLAS, TX  75201                           Transit #: 11101765
                                                                                                                           -----
                                                                                                                             9
                                                                                                                           -----

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR

All Schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC - BALANCE SHEET
                                                                                                                              C200
                                                                                                 Dollar Amounts In Thousands
----------------------------------------------------------------------------------------------------------------------------------
ASSETS

  1.  Cash and balances due from depository institutions (from Schedule RC-A):                            RCON
                                                                                                          ----
    a.  Noninterest-bearing balances and currency and coin (1)                                            0081         1,297  1.a
                                                               ------------------------------------------         -----------
    b.  Interest-bearing balances (2)                                                                     0071           696  1.b
                                       ------------------------------------------------------------------         -----------
  2.  Securities:

    a.  Held-to-maturity securities (from Schedule RC-B, Column A)                                        1754             0  2.a
                                                                    -------------------------------------         -----------
    b.  Available-for-sale securities (from Schedule RC-B, column D)                                      1773       131,683  2.b
                                                                      -----------------------------------         -----------
  3.  Federal funds sold and securities purchased under agreements to resell                              1350         6,000  3.
                                                                             ----------------------------         -----------
  4.  Loans and lease financing receivables:                                         RCO
                                                                                     ---
                                                                                     N
                                                                                     --
    a.  Loans and leases, net of unearned income (from Schedule RC-C)                2122         22,709                      4.a
                                                                           ---------         ------------
    b.  LESS:  Allowance for loan and lease losses                                   3123            260                      4.b
                                                   ---------------------------------         ------------
    c.  LESS:  Allocated transfer risk reserve                                       3128              0                      4.c
                                               -------------------------------------         ------------
    d.  Loans and leases, net of unearned income, allowance, and reserve (item 4.a                        RCO
                                                                                                          ---
                                                                                                          N
                                                                                                          --
         minus 4.b and 4.c)                                                                               2125        22,249  4.d
                             ----------------------------------------------------------------------------         -----------
  5.  Trading assets                                                                                      3545             0  5.
                     ------------------------------------------------------------------------------------         -----------
  6.  Premises and fixed assets (including capitalized leases)                                            2145           917  6.
                                                               ------------------------------------------         -----------
  7.  Other real estate owned (from Schedule RC-M)                                                        2150             0  7.
                                                   ------------------------------------------------------         -----------
  8.  Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)            2130             0  8.
                                                                                               ----------         -----------
  9.  Customers' liability to this bank on acceptances outstanding                                        2155             0  9.
                                                                    -------------------------------------         -----------
 10.  Intangible assets (from Schedule RC-M)                                                              2143         1,950  10.
                                            -------------------------------------------------------------         -----------
 11.  Other assets (from Schedule RC-F)                                                                   2160         2,527  11.
                                       ------------------------------------------------------------------         -----------
 12.  Total assets (sum of items 1 through 11)                                                            2170       167,519  12.
                                              -----------------------------------------------------------         -----------

(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held for trading.

U.S. TRUST COMPANY OF TEXAS, N.A.           Call Date: 3/31/99                         State #: 48-6797                  FFIEC 033
2001 ROSS AVENUE, SUITE 2700                Vendor ID: D                                Cert #: 33217                      RC-1
DALLAS, TX  75201                           Transit #: 11101765
                                                                                                                           -----
                                                                                                                            10
                                                                                                                           -----

SCHEDULE RC - CONTINUED
                                                                                                 Dollar Amounts In Thousands
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

13.  Deposits:                                                                                             RCON
                                                                                                           ----
     a.  In domestic offices (sum of totals of columns A and C From Schedule RC-E)   RCON                  2200     141,618  13.a
                                                                                     ----                         ---------
         (1) Noninterest-bearing (1)                                                 6631           8,794                    13.a.1
                                     -----------------------------------------------          ------------
         (2) Interest-bearing                                                        6636         132,824                    13.a.2
                                 ---------- --------- --------- ---------- ---------          ------------
     b.  In foreign offices, Edge and Agreement subsidiaries, and IBFs

         (1) Noninterest-bearing
                                  --------------------------------------------------
         (2) Interest-bearing                                                                              RCON
                              ------------------------------------------------------                       ----
14.  Federal funds purchased and securities sold under agreements to repurchase                            2800           0  14
                                                                                --------------------------        ----------
15.  a.  Demand notes issued to the U.S. Treasury                                                          2840           0  15.a
                                                  --------------------------------------------------------        ----------
     b.  Trading liabilities                                                                               3548           0  15.b
                             -----------------------------------------------------------------------------        ----------

16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):

     a.  With a remaining maturity of one year or less                                                     2332           0  16.a
                                                       -----------------------------                              ----------
     b.  With a remaining maturity of more than one year through three years                               A547       2,000  16.b
                                                                              ----------------------------        ----------
     c.  With a remaining maturity of more than three years                                                A548       1,000  16.c
                                                            ----------------------------------------------        ----------
17.  Not applicable

18.  Bank's liability on acceptances executed and outstanding                                              2920           0  18
                                                               -------------------------------------------        ----------
19.  Subordinated notes and debentures (2)                                                                 3200           0  19
                                            --------------------------------------------------------------        ----------
20.  Other liabilities (from Schedule RC-G)                                                                2930       2,317  20
                                             -------------------------------------------------------------        ----------
21.  Total liabilities (sum of items 13 through 20)                                                        2948     146,935  21
                                                    ------------------------------------------------------        ----------
22.  Not applicable

EQUITY CAPITAL                                                                                             RCON
                                                                                                           ----
23.  Perpetual preferred stock and related surplus                                                         3838       7,000  23
                                                   -------------------------------------------------------        ----------
24.  Common stock                                                                                          3230         500  24
                   ---------------------------------------------------------------------------------------        ----------
25.  Surplus (exclude all surplus related to preferred stock)                                              3839       8,384  25
                                                              --------------------------------------------        ----------
26.  a.  Undivided profits and capital reserves                                                            3632       4,406  26.a
                                                 ---------------------------------------------------------        ----------
     b.  Net unrealized holding gains (losses) on available-for-sale securities                            8434         294  26.b
                                                                                  ------------------------        ----------
     c.  ACCUMULATED NET GAINS (LOSSES ON CASH FLOW HEDGES)                                                4336           0  26.c
                                                              --------------------------------------------        ----------
27.  Cumulative foreign currency translation adjustments
                                                          ------------------------------------------------
28.  Total equity capital (sum of items 23 through 27)                                                     3210      20,584  28
                                                        ---------------------------------------------------        ----------
29.  Total liabilities and equity capital (sum of items 21 and 28)                                         3300     167,519  29
                                                                    --------------------------------------        ----------

MEMORANDUM

TO BE REPORTED ONLY WITH THE REPORT OF CONDITION.
1.   Indicate in the at the right, the number of the statement below that best describes the most comprehensive level of auditing work performed for the
     bank by independent external auditors as of any date during 1998                                      6724           1  M.1
                                                                      ------------------------------------        ----------

1 = Independent audit of the bank conducted in accordance            4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a                      external auditors (may be required by state chartering
    certified  public accounting firm which submits a report             authority)
    on the bank                                                      5 = Review of the bank's financial statements by external
2 = Independent audit of the bank's parent holding company                auditors
    conducted in accordance with generally accepted                  6 = Compilation of the bank's financial statements by
    auditing standards by a certified public accounting                  external auditors
    firm which submits a report on the consolidated holding          7 = Other audit procedures (excluding tax preparation work)
    company (but not on the bank separately)                         8 = No external audit work
3 = Directors' examination of the bank conducted in
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required
    by state chartering authority)

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus.